UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

CHINA HEALTH INDUSTRIES HOLDINGS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-51060	86-0827216
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3199-1 Longxiang Road, Songbei District
Harbin City, Heilongjiang Province
People’s Republic of China, 150028
(Address of principal executive offices) (Zip Code)

86-451-88100688
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On June 27, 2023, Harbin Humankind Biology Technology Co., Limited (“Humankind”), a wholly owned subsidiary of China Health Industries Holdings, Inc. (the “Company”), a corporation incorporated under the laws of the State of Delaware, entered into certain equity transfer agreements (collectively, the “Agreements”) with Mr. Xin Sun and Mr. Kai Sun (collectively, the “Sellers”), the description of the transaction contemplated by such Agreements (the “Acquisition”) was previously disclosed in the Company’s Current Report on Form 8-K on July 3, 2023 and is incorporated herein by reference.

On December 1, 2023, the Company closed the Acquisition. The transfer of the equity interests of Heilongjiang HempCan Pharmaceuticals Co., Ltd. (“HempCan”) from the Sellers to Humankind and the changes of business registration have been completed. As the consideration for the Acquisition, the Company paid the Sellers an aggregate cash consideration of RMB295 million (approximately $40,916,530) in exchange for 100% equity ownership of HempCan.

The English translation of the Agreements are filed herein as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1*	English Translation of the Stock Transfer Agreement by and between the Company and Xin Sun
10.2*	English Translation of the Stock Transfer Agreement by and between the Company and Kai Sun
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Portions of the exhibit, including certain private and confidential information has been omitted pursuant to Item 601(a)(6) and Item 601(b)(10)(iv) of Regulation S-K. The Registrant hereby agrees to furnish a copy of any omitted portion to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTH INDUSTRIES HOLDINGS, INC.

Date: December 4, 2023	By:	/s/ Xin Sun
	Name:	Xin Sun
	Title:	Chief Executive Officer and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

2